UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2009

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16427 N. Scottsdale Road, Suite 440, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Greenville Purchase Agreement

On August 14, 2009, HTA Greenville, LLC, a subsidiary of Grubb & Ellis Healthcare REIT, Inc. (the "Company"), agreed to amend the Agreement of Sale and Purchase, dated July 15, 2009, with Greenville Hospital System and certain of its affiliates, for the acquisition of 16 medical office buildings in the Greenville, South Carolina area (the "Purchase Agreement"). The Purchase Agreement was described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2009, which is incorporated herein by reference.

The Purchase Agreement was amended to (i) add Board of Trustees of Greenville Hospital System (aka, The Board of Trustees of The Greenville Hospital System) as a party to the Purchase Agreement and (ii) extend the end of the due diligence period from August 14, 2009 to August 21, 2009. All other terms, covenants and conditions contained in the Purchase Agreement remain the same.

Amendment to Services Agreement

On August 17, 2009, the Company agreed to amend the Services Agreement, dated as of April 3, 2009, with American Realty Capital II, LLC, relating to the provision of certain consulting services to the Company as well making available to the Company certain backup support services (the "Services Agreement"). The Services Agreement was described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2009, which is incorporated herein by reference.

The Services Agreement was amended to provide that its effective date is December 1, 2009. All other terms, covenants and conditions contained in the Services Agreement remain the same.

This descriptions of the material terms of the amendments to the Purchase Agreement and the Services Agreement are qualified in their entirety by the terms of such amendments filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.1 First Amendment to Agreement of Sale and Purchase, dated August 14, 2009
10.2 Amendment No. 1 to Services Agreement, dated August 17, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

August 20, 2009	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer & President

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Agreement of Sale and Purchase, dated August 14, 2009
10.2	Amendment No. 1 to Services Agreement, dated August 17, 2009